Exhibit 10.1

CONFIDENTIAL TREATMENT – REDACTED COPY

**CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

UNDER 17 C.F.R. SECTIONS 24b-2, 200.80 (B)(4) AND 230.406

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 20, 2012, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), BMO HARRIS BANK N.A. (formerly known as Harris N.A.), as administrative agent for the Lenders (in such capacity, “Agent”), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), THE W GROUP, INC., a Delaware corporation (“Holdings”), POWER SOLUTIONS, INC., an Illinois corporation (“Power Solutions”), POWER GREAT LAKES, INC., an Illinois corporation (“Great Lakes”), AUTO MANUFACTURING, INC., an Illinois corporation (“Auto Manufacturing”), TORQUE POWER SOURCE PARTS, INC., an Illinois corporation (“Torque”), POWER PROPERTIES, L.L.C., an Illinois limited liability company (“Properties”), POWER PRODUCTION, INC., an Illinois corporation (“Production”), POWER GLOBAL SOLUTIONS, INC., an Illinois corporation (“Global”), PSI INTERNATIONAL, LLC, an Illinois limited liability company (“PSI”) and XISYNC LLC, an Illinois limited liability company (“XISYNC” and together with Parent, Holdings, Power Solutions, Great Lakes, Auto Manufacturing, Torque, Properties, Production, Global and PSI, individually a “Borrower” and collectively “Borrowers”).

WHEREAS, Borrowers, Agent, and the Lenders are parties to that certain Loan and Security Agreement dated as of April 29, 2011 (as amended, modified or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and the Lenders have agreed to amend the Loan Agreement in certain respects (including to increase the Revolving Credit Maximum Amount and Total Credit Facility thereunder from $35,000,000 to $50,000,000 and to extend the Term of the Loan Agreement to the date that is 5 years from the date hereof) subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties set forth in Section 7 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is amended by deleting the defined term “Applicable Inventory Advance Rate” therefrom in its entirety.

(b) Section 1.1 of the Loan Agreement is amended by adding the defined term “Excess Availability” thereto in its appropriate alphabetical order as follows:

Excess Availability – as of any date of determination, the amount equal to Availability minus the aggregate amount of all then outstanding and unpaid trade payables and obligations of Borrowers which are more than sixty (60) days past due as of the end of the immediately preceding month or, at Agent’s option, as of a more recent date based on such reports as Agent may from time to time specify.

(c) Section 1.1 of the Loan Agreement is amended by adding the defined term “First Amendment Closing Date” thereto in its appropriate alphabetical order as follows:

First Amendment Closing Date – March 20, 2012.

(d) Section 1.1 of the Loan Agreement is amended by adding the defined term “Insufficient Liquidity Period” thereto in its appropriate alphabetical order as follows:

Insufficient Liquidity Period – any period beginning on any date upon which Excess Availability on such date is less than the Liquidity Threshold and continuing until the date upon which Excess Availability has exceeded the Liquidity Threshold for 60 consecutive days.

(e) Section 1.1 of the Loan Agreement is amended by adding the defined term “Liquidity Threshold” thereto in its appropriate alphabetical order as follows:

Liquidity Threshold – the greater of (i) $7,500,000, and (ii) 12.5% of the Total Credit Facility.

(f) Section 1.1 of the Loan Agreement is amended by amending and restating the definition of the term “Applicable Margin” set forth therein in its entirety as follows:

Applicable Margin from the First Amendment Closing Date to, but not including, the first Adjustment Date (as hereinafter defined) the percentages set forth below with respect to each Base Rate Revolving Loan, each LIBOR Revolving Loan and the Unused Line Fee:

Base Rate Revolving Loans	0.00%
LIBOR Revolving Loans	1.75%

The percentages set forth above will be adjusted on the first day of the month following delivery by Borrowers to Agent of the financial statements required to be delivered pursuant to subsection 9.1.3(ii) of the Agreement for each March 31, June 30, September 30 and December 31 during the Term, commencing with the month ending September 30, 2012 (each such date an “Adjustment Date”), effective prospectively, by reference to the applicable “Financial Measurement” (as defined below) for the four quarters most recently ending in accordance with the following:

Financial Measurement	Base Rate Revolving Loans	LIBOR Revolving Loans
Greater than 1.50 to 1.0	0.00%	1.75%

Less than or equal to 1.50 to 1.0 but greater than or equal to 1.25 to 1.0	0.25%	2.00%

Less than 1.25 to 1.0	0.50%	2.25%

provided that, (i) if Parents’ audited financial statements for any fiscal year delivered pursuant to subsection 9.1.3(i) of the Agreement reflect a Financial Measurement that yields a higher Applicable Margin than that yielded by the monthly financial statements previously delivered pursuant to subsection 9.1.3(ii) of the Agreement for the last month of such fiscal year, the Applicable Margin shall be readjusted retroactively for the period that was incorrectly calculated and (ii) if Borrowers fail to deliver the financial statements required to be delivered pursuant to subsection 9.1.3(i) or subsection 9.1.3(ii) of the Agreement on or before the due date thereof, the interest rate shall automatically adjust to the highest interest rate set forth above, effective prospectively from such due date until the delivery of such financial statements. Upon delivery of such financial statements, the Applicable Margin shall be readjusted as of the date of delivery of such financial statements pursuant hereto and shall be the effective Applicable Margin until the next Adjustment Date For purposes hereof, “Financial Measurement” shall mean the Fixed Charge Coverage Ratio.

(g) Section 1.1 of the Loan Agreement is amended by amending and restating clause (b) of the definition of the term “Borrowing Base” set forth therein as follows:

(b) the lesser of (i) 65% of the value of Eligible Inventory at such date and (ii) 100% of the NOLV of Eligible Inventory at such date.

(h) Section 1.1 of the Loan Agreement is amended by amending and restating the definition of the term “Dominion Account” set forth therein in its entirety as follows:

Dominion Account – a special bank account or accounts of Agent established by Borrowers or any one of them pursuant to subsection 7.2.4 of the Agreement at Bank, and over which Agent shall have sole and exclusive access and control for withdrawal purposes during any Insufficient Liquidity Period and during any time that an Event of Default has occurred and is continuing.

(i) Section 1.1 of the Loan Agreement is amended by amending and restating the definition of the term “Revolving Credit Maximum Amount” set forth therein in its entirety as follows:

Revolving Credit Maximum Amount—$50,000,000, as such amount may be reduced from time to time pursuant to the terms of the Agreement.

(j) Section 1.1 of the Loan Agreement is amended by amending and restating the definition of the term “Total Credit Facility” set forth therein in its entirety as follows:

Total Credit Facility—$50,000,000, as reduced from time to time pursuant to the terms of this Agreement.

(k) The preamble to Section 2 of the Loan Agreement is amended by replacing the reference to “$35,000,000” set forth therein with a reference to “$50,000,000”.

(l) Section 2.1.3 of the Loan Agreement is hereby amended by replacing each reference to “$1,750,000” set forth therein with a reference to “$2,500,000”.

(m) Section 2.1.4 of the Loan Agreement is hereby amended by replacing the reference to “$3,500,000” set forth therein with a reference to “$5,000,000”.

(n) Section 2.1.5 of the Loan Agreement is hereby amended by replacing each reference to “$1,750,000” set forth therein with a reference to “$2,500,000”.

(o) Section 3.5 of the Loan Agreement is amended and restated in its entirety as follows:

3.5. Unused Line Fee.

Borrowers shall pay to Agent, for the ratable benefit of Lenders, a fee (the “Unused Line Fee”) equal to the 0.25% per annum multiplied by the average daily amount by which Revolving Credit Maximum Amount exceeds the sum of (i) the outstanding principal balance of the Revolving Credit Loans plus (ii) the LC Amount. The Unused Line Fee shall be payable monthly in arrears on the first day of each month hereafter.

(p) Section 5.1 of the Loan Agreement is amended and restated in its entirety as follows:

5.1. Term of Agreement.

Subject to the right of Lenders to cease making Loans to Borrowers during the continuance of any Default or Event of Default, this Agreement shall be in effect for a period of five years from the First Amendment Closing Date, through and including March 20, 2017 (the “Term”), unless terminated as provided in Section 5.2 hereof.

(q) Section 7.2.4 of the Loan Agreement is amended and restated in its entirety as follows:

7.2.4. Maintenance of Dominion Account. Borrowers shall maintain a Dominion Account or Accounts pursuant to lockbox and blocked account arrangements acceptable to Agent with Bank. Borrowers shall issue to Bank an irrevocable letter of instruction directing Bank to deposit all payments or other remittances received in the lockbox and blocked accounts to the Dominion Account for application on account of the Obligations as provided in subsection 4.2.1 during any Insufficient Liquidity Period and during the continuance of any Event of Default. All funds deposited in any Dominion Account during any Insufficient Liquidity Period and during the continuance of any Event of Default shall immediately become the property of Agent, for the ratable benefit of Lenders, and Borrowers shall obtain the agreement by such banks in favor of Agent to waive any recoupment, setoff rights, and any security interest in, or against, the funds so deposited.

(r) Section 7.2.5 of the Loan Agreement is amended and restated in its entirety as follows:

7.2.5 Collection of Accounts; Proceeds of Collateral. Each Borrower agrees that all invoices rendered and other requests made by any Borrower for payment in respect of Accounts shall contain a written statement directing payment in respect of such Accounts to be paid to a lockbox established pursuant to subsection 7.2.4. To expedite collection, each Borrower shall endeavor in the first instance to make collection of its Accounts for Agent. All remittances received by any Borrower on account of Accounts during any Insufficient Liquidity Period and during the continuance of any Event of Default, together with the proceeds of any other Collateral, shall be held as Agent’s property, for its benefit and the benefit of Lenders, by such Borrower as trustee of an express trust for Agent’s benefit and such Borrower shall immediately deposit same in kind in the Dominion Account. Agent retains the right at all times after the occurrence and during the continuance of a Default or an Event of Default to notify Account Debtors that Borrowers’ Accounts have been assigned to Agent and to collect Borrowers’ Accounts directly in its own name, or in the name of Agent’s agent, and to charge the collection costs and expenses, including attorneys’ fees, to Borrowers.

(s) Section 8.1.4 of the Loan Agreement is amended by replacing each reference to “as of the date hereof” set forth therein with a reference to “as of the First Amendment Closing Date”.

(t) Section 8.1.13 of the Loan Agreement is amended by replacing the reference to “as of the date hereof” set forth therein with a reference to “as of the First Amendment Closing Date”.

(u) Section 8.1.25 of the Loan Agreement is amended by replacing the reference to “as of the date hereof” with a reference to “as of the First Amendment Closing Date”.

(v) Section 9.1.3(ii) of the Loan Agreement is amended by deleting the phrase “not later than 30 days after the end of each month hereafter” therein and inserting the phrase “not later than 30 days after the end of each month hereafter (except for the months ending March 31, June 30, September 30 and December 31) and not later than 45 days after the end of the months ending March 31, June 30, September 30 and December 31” in its place.

(w) Section 9.1.4 of the Loan Agreement is amended and restated in its entirety as follows:

9.1.4. Borrowing Base Certificates. On or before the 3rd day of each week during an Insufficient Liquidity Period from and after the date hereof, and on or before the 20th day of each calendar month at all times that an Insufficient Liquidity Period is not in existence from and after the date hereof, Borrowers shall deliver to Agent, in form acceptable to Agent, a Borrowing Base Certificate as of the last day of the immediately preceding week (in the case of a weekly Borrowing Base Certificate) or the last day of the immediately preceding month (in the case of a monthly Borrowing Base Certificate), with such supporting materials as Agent shall reasonably request. If Borrowers deem it advisable, or Agent shall request, Borrowers shall execute and deliver to Agent Borrowing Base Certificates more frequently than weekly or monthly, as applicable. On or before the 20th day of each calendar month from and after the date hereof, Borrowers shall deliver to Agent, in the form reasonably acceptable to Agent, (i) reconciliations of Borrowers’ Accounts as shown on the month-end Borrowing Base Certificate for the immediately preceding month to Borrowers’ accounts receivable agings, to Borrowers’ general ledger and to Borrowers’ most recent financial statements and (ii) reconciliations of Borrowers’ Inventory as shown on Borrowers’ perpetual inventory, to Borrowers’ general ledger and to Borrowers’ financial statements, all with supporting materials as Agent shall reasonably request.

(x) Section 9.3 of the Loan Agreement is amended and restated in its entirety as follows:

9.3 Specific Financial Covenants.

During the Term, and thereafter for so long as there are any Obligations outstanding, Borrowers covenant that, unless otherwise consented to by Majority Lenders, in writing, they shall comply with all of the financial covenants set forth in Exhibit 9.3 hereto; provided, however, that the Fixed Charge Coverage Ratio covenant set forth in Exhibit 9.3 shall be tested only for the most recently ended month for which Agent has received financial statements pursuant to Section 9.1.3 prior to the commencement of an Insufficient Liquidity Period and each month ending thereafter until such Insufficient Liquidity Period has ended and no additional Insufficient Liquidity Period has commenced. If GAAP changes from the basis used in preparing the audited financial statements delivered to Agent by Borrowers on or before the Closing Date, Borrowers will provide Agent with certificates demonstrating compliance with such financial covenants and will include, at the election of Borrowers or upon the request of Agent, calculations setting forth the adjustments necessary to demonstrate how Borrowers are also in compliance with such financial covenants based upon GAAP as in effect on the Closing Date.

(y) Each reference to “Harris N.A.” in the Loan Agreement is replaced with a reference to “BMO Harris Bank N.A. (formerly known as Harris N.A.)”.

(z) The following Exhibits to the Loan Agreement are amended and restated in their entirety in the form attached as Annex 1 to this Amendment: Exhibit 7.1.1 (Business Locations), Exhibit 8.1.1 (Jurisdictions of Qualification), Exhibit 8.1.4 (Capital Structure), Exhibit 8.1.5 (Names; Organization), Exhibit 8.1.13 (Surety Obligations), Exhibit 8.1.14 (Tax Identification Numbers), .Exhibit 8.1.16 (Patents, Trademarks, Copyrights and Licenses), Exhibit 8.1.22 (Capitalized and Operating Leases).

3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect.

4. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims or defenses, personal or otherwise, with respect to the Loan Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens granted to the Agent under the Loan Documents and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Obligor in all respects.

5. Amendment Fee. In order to induce Agent to enter into this Amendment, Borrowers hereby jointly and severally agree to pay an amendment fee to Agent for its own account on the date hereof in the amount of $75,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned, non-refundable and due and payable on the date hereof. Borrowers hereby authorize Agent to charge the Amendment Fee to Borrowers as a Revolving Credit Loan on the date of this Amendment.

6. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment; and

(c) Agent shall have received each of the documents referenced on the closing checklist attached as Annex 2 to this Amendment (other than such documents expressly referenced as post-closing covenants in Section 8 below), in each case in form and substance satisfactory to Agent.

7. Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

(a) Both before and after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(c) this Amendment has been approved by all necessary corporate or other relevant action and do not or will not require any consent or approval of the shareholders, partners or members, as the case may be, of Parent or any other Borrower, except for those obtained and in full force and effect, (ii) contravene Parent’s or any other Borrower’s charter, articles or certificate of incorporation, partnership agreement, articles or certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be); (iii) violate, or cause Parent or any other Borrower or any of to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower; (iv) result in a breach of or constitute a default under any agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries; and

(d) This Amendment, the Loan Agreement and other Loan Documents to which it is a party, as modified hereby, constitute legal, valid and binding obligations of such Obligor and are enforceable against such Obligor in accordance with their respective terms.

8. Post-Closing Covenants. In order to induce Agent and the Lenders to enter into this Amendment, the Borrowers hereby covenant and agree that:

(a) Within 60 days following the date hereof (or such later date as permitted by Agent in its sole discretion, which extension may be effectuated by Agent delivering a written extension to Administrative Borrower (which writing may be in the form of electronic mail)), Borrowers shall deliver to Agent (i) evidence that the First Amendment to Real Property Mortgage of even date herewith between Properties and Agent with respect to the real property owned by Properties located at 655 Wheat Lane, Wood Dale, Illinois 60191 (the “Wheat Lane Property”) has been recorded in the applicable jurisdiction, and (ii) a date down endorsement to the existing mortgagee title insurance policy in favor of Agent with respect to the mortgage of the Wheat Lane Property in favor of Agent, which date down endorsement shall be in form and substance satisfactory to Agent; and

(b) Within 90 days following the date hereof (or such later date as permitted by Agent in its sole discretion, which extension may be effectuated by Agent delivering a written extension to Administrative Borrower (which writing may be in the form of electronic mail)), Borrowers shall deliver evidence that UCC financing statements 16595994 and 16759082 filed by Associated Material Handling against Great Lakes with the Secretary of State of Illinois have been amended to limit the collateral description set forth therein in a manner acceptable to Agent.

The failure by Borrowers to satisfy any of the foregoing requirements within the time periods specified above shall constitute an Event of Default under the Loan Agreement.

9. Miscellaneous.

(a) Expenses. The Borrowers agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. A counterpart of this Amendment delivered via facsimile, .pdf or other electronic transmission shall be equally effective as the delivery of a manually executed counterpart of this Amendment.

10. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all actions, causes of action, suits, controversies and damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any action or inaction of any Releasee which has occurred or arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC.,

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

THE W GROUP, INC.

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

POWER SOLUTIONS, INC.

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

POWER GREAT LAKES, INC.

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

AUTO MANUFACTURING, INC.

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

Signature Page to Amendment No. 1 to Loan and Security Agreement

TORQUE POWER SOURCE PARTS, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER PROPERTIES, L.L.C.

BY: THE W GROUP, INC., its Sole Managing Member

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER PRODUCTION, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER GLOBAL SOLUTIONS, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

PSI INTERNATIONAL, LLC

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	Manager

XISYNC LLC

BY: THE W GROUP, INC., its Sole Managing Member

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

Signature Page to Amendment No. 1 to Loan and Security Agreement

BMO HARRIS BANK N.A. (formerly known as HARRIS N.A.), as Agent and sole existing Lender

By:	/s/ William Kennedy
Name:	William Kennedy
Title:	Vice President

Signature Page to Amendment No. 1 to Loan and Security Agreement

Annex I

Certain Amended and Restated Exhibits

EXHIBIT 7.1.1

BUSINESS LOCATIONS

1.	Each Borrower currently has the following business locations, and no others:

Chief	Executive Office: 655 Wheat Lane (owned by Properties)

Wood Dale, Du Page County, Illinois 60191

Other	Locations: 170-176 Mittel Drive (leased by Great Lakes)

Wood Dale, Du Page County, Illinois 60191

1455 Michael Drive (leased by Great Lakes)

Wood Dale, Du Page County, Illinois 60191

780 Arthur Avenue (leased by Great Lakes)

Elk Grove Village, Cook County, Illinois 60007

801 AEC Drive (leased by Power Great Lakes)

Wood Dale, Du Page County, Illinois 60191

201 Mittel Drive (leased by Power Great Lakes)

Wood Dale, Du Page, Illinois 60191

2.	Each Borrower maintains its books and records relating to Accounts and General Intangibles at:

655 Wheat Lane (owned by Properties)

Wood Dale, Du Page County, Illinois 60191

3.	Each Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:

950 Arthur Avenue (formerly leased by Great Lakes)

Elk Grove Village, Cook County, Illinois 60007

(not a current location)

4.	Each Subsidiary currently has the following business locations, and no others:

Chief	Executive Office: Not Applicable.

Other	Locations: Not Applicable.

5.	Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

Not Applicable.

6.	Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

Not Applicable.

7.	The following bailees, warehouseman, similar parties and consignees hold Inventory of any Borrower or any one of its Subsidiaries:

Name and Address of Party	Nature of Relationship	Amount of Inventory[1]	Owner of Inventory
**	Warehouse	$614,793	Power Solutions
**	Warehouse	$1,561,579	Power Great Lakes
**	Processor	$2,238	Power Solutions
**	Processor	$1,010,895	Power Solutions
**	Processor	$41,853.67	Power Solutions
**	Processor	$45,055.79	Power Solutions
**	Processor	$2,945.38	Power Production
**	Consignment	$4,170.46	Power Solutions
**	Consignment	$7,832.71	Power Solutions
**	Consignment	$10,867.11	Power Solutions
**	Consignment	$2,794.38	Power Solutions
**	Consignment	$3,616.04	Power Solutions
**	Consignment	$3,529.24	Power Solutions
**	Consignment	$2,972.77	Power Solutions
**	Consignment	$4,231.79	Power Solutions
**	Consignment	$11,645.88	Power Solutions
**	Consignment	$3,535.17	Power Solutions

[1]	All values as of December 31, 2011, except with respect to inventory held by **, which value is as of February 28, 2012.

Name and Address of Party	Nature of Relationship	Amount of Inventory[1]	Owner of Inventory
**	Consignment	$862.58	Power Solutions
**	Consignment	$10,875.29	Power Solutions
**	Consignment	$2,972.77	Power Solutions
**	Consignment	$2,714.97	Power Solutions
**	Consignment	$2,260.39	Power Solutions

EXHIBIT 8.1.1

JURISDICTIONS IN WHICH ANY BORROWER

AND ITS SUBSIDIARIES

ARE AUTHORIZED TO DO BUSINESS

Name of Entity	Jurisdiction
Parent	Delaware
Holdings	Delaware and Illinois
Power Solutions	Illinois
Great Lakes	Illinois
Auto Manufacturing	Illinois
Torque	Illinois
Properties	Illinois
Production	Illinois
Global	Illinois
PSI	Illinois
XISYNC	Illinois

Exhibit 8.1.1-1

EXHIBIT 8.1.4

CAPITAL STRUCTURE

1.	The classes and the number of authorized and issued Securities of Parent and the record owner of such Securities on the Closing Date are as follows:

Shareholder	Common Stock	Warrant Shares	Total Shares
Gary Winemaster	4,545,500	0	4,545,500
Ken Winemaster	2,883,651	0	2,883,651
Tom Somodi	0	0	0
Ken Landini	49,168	0	49,168
Shareholders of Format, Inc.	24,093	0	24,093
Investors	1,500,009	750,002	2,250,011
Placement Agent (Roth)	62,116	0	62,116
Total	9,064,537	750,002	9,814,539
Total Authorized: 50,000,000 shares of Common Stock; 5,000,000 shares of Preferred Stock

2.	The classes and the number of authorized and issued Securities of each Borrower (other than Parent) and the record owner of such Securities are as follows:

Borrower	Class of Securities	Number of Securities Issued and Outstanding	Record Owners	Number of Securities Authorized but Unissued
Holdings	common stock	1,000	Parent	1,000
Power Solutions	common stock	5,000	Holdings	4,000
Great Lakes	common stock	50,000	Holdings	49,000
Auto Manufacturing	common stock	10,000	Holdings	9,000
Torque	common stock	10,000	Holdings	9,000
Properties	membership interests	Not Applicable	Holdings	0%
Production	common stock	10,000	Holdings	9,000
Global	common stock	10,000	Holdings	9,000
PSI	membership interests	Not Applicable	Holdings	0%
XISYNC	membership interests	Not Applicable	Holdings	0%

3.	The number, nature and holder of all other outstanding Securities of Parent and each Subsidiary of Parent are as follows:

(a) Power Solutions International, Inc. Private Placement Warrants issued to the private placement investors, to purchase, in the aggregate, 750,002 shares of common stock $0.001 par value (Private Placement Warrant).

Exhibit 8.1.4-1

4.	The correct name and jurisdiction of incorporation or organization of Parent and each Subsidiary of Parent and the percentage of its issued and outstanding Voting Stock owned (directly or indirectly) by Parent are as follows:

Name	Jurisdiction of Incorporation/Organization	Percentage of Voting Stock Owned by Borrower
Parent	Delaware	Not Applicable
Holdings	Delaware	100% -owned by Parent
Power Solutions	Illinois	100% owned by Holdings
Great Lakes	Illinois	100% owned by Holdings
Auto Manufacturing	Illinois	100% owned by Holdings
Torque	Illinois	100% owned by Holdings
Properties	Illinois	100% owned by Holdings
Production	Illinois	100% owned by Holdings
Global	Illinois	100% owned by Holdings
PSI	Illinois	100% owned by Holdings
XISYNC	Illinois	100% owned by Holdings

5.	The name of each of Parent’s and each Subsidiary of Parent corporate or joint venture Affiliates and the nature of the affiliation are as follows:

(a) Holdings owns certain units of Vconverter Production, LLC, a Michigan limited liability company (“Vconverter”), the number of which is approximately 0.01% of the units of Vconverter as of the Closing Date and which may increase from time to time pursuant to that certain Investment Agreement dated as of January 1, 2010 by and among Holdings, Vconverter Corporation, a Michigan corporation and Vconverter.

(b) Joint venture of Holdings with Renewegy LLC as contemplated by Section 9.2.13.

6.	The agreements or instruments binding upon the partners, members or shareholders of Parent or any of its Subsidiaries and relating to the ownership of its Securities, are as follows:

(a) Lock-Up Agreement entered into by the former stockholders of Holdings, which provides that any shares of, or securities convertible into, common stock of the Parent that are owned by such stockholders may not, without the consent of Roth Capital Partners, LLC, be sold or otherwise transferred for a period of 180 days following the closing of the APO Transactions.

(b) Articles of Incorporation of Power Solutions International, Inc. and the Certificate of Designation of Series A Convertible Preferred Stock of Power Solutions International, Inc.

(c) Registration Rights Agreement is made and entered into as of April 29, 2011 by and among Parent, and the “Investors” party thereto.

Exhibit 8.1.4-2

(d) Registration Rights Agreement is made and entered into as of April 29, 2011 by and among Parent, Gary Winemaster, Kenneth Winemaster and Thomas Somodi.

(e) Voting Agreements, dated as of April 29, 2011, by and between Parent and Gary Winemaster, Kenneth Winemaster and Thomas Somodi.

(f) Power Solutions International, Inc. Private Placement Warrants issued to the private placement investors, to purchase, in the aggregate, 750,002 shares of common stock $0.001 par value (Private Placement Warrant).

(g) The Purchase Agreement dated as of April 29, 2011 by and among Parent and the Investors set forth on the signature pages affixed thereto.

(h) Stock Purchase Agreement dated as of April 28, 2011 by and between Gary Winemaster and Thomas Somodi, as amended as of October 31, 2011.

(i) Stock Purchase Agreement dated as of October 31, 2011 by and between Gary Winemaster and Parent.

Exhibit 8.1.4-3

EXHIBIT 8.1.5

NAMES; ORGANIZATION

1.	Parent’s correct name, as registered with the Secretary of State of the State of Delaware, is:

Power Solutions International, Inc.

2.	In the conduct of its business, Parent has used the following names:

Parent’s former legal name: Format, Inc.,

Other names used in the conduct of Parent’s business:

Format, Format Document Services, Inc.

3.	Each Subsidiary of Parent’s correct name, as registered with the Secretary of State of the State of its incorporation or formation, is:

Holdings – The W Group, Inc.

Power Solutions – Power Solutions, Inc.

Great Lakes – Power Great Lakes, Inc.

Auto Manufacturing – Auto Manufacturing, Inc.

Torque – Torque Power Source Parts, Inc.

Properties – Power Properties, L.L.C.

Production – Power Production, Inc.

Global – Global Power Solutions, Inc.

PSI – PSI International, Inc.

XISYNC – XISync LLC

4.	In the conduct of its business, each Subsidiary has used the following names:

Great Lakes – PGL, Inc., PGL

Power Solutions – PSI, ENGINECLICK,

Production – PPI

Global – NG Engines, PGS, SUPPLYGEN, SUPPLYGEN.COM, VPR (VALUE PERFORMANCE RELIABILITY), POWERVPR.COM, NGE NATURAL GAS ENGINE

Torque – TORQUE POWER SOURCE

Parent – Format, Inc., Format, Format Document Services, Inc.

XISYNC—Mastertrak

Exhibit 8.1.5-1

Domain Names:

PowerGreatLakes.com

PowerGreatLakes.net

PowerGreatLakes.org

Psiengines.com

Ngengine.com

Ngengine.net

Ngengine.org

MasterTrak.com

MasterTrakSeries.com

MasterTrakFleet.com

MasterTrakFleet.net

MasterTrakFleet.org

EngineClick.com

EngineCling.net

AutoClutch.com

IGreenEngine.com

IONHybrid.com

IONHybrid.org

IONHybrid.net

IPerkinsParts.com

IPerkinsParts.net

LpEngine.com

LpEngine.net

PowerGlobalSolution.com

PowerGlobalSolutions.net

PowerGlobalSolution.org

PowersInt.com

PowerVPR.com

SelectGM.com

5.	Parent’s Organizational I.D. Number is:

4958464

6.	Each Subsidiary of Parent’s Organizational I.D. Number is:

Holdings – 3422265

Power Solutions – 5508-343-6

Great Lakes – 5401-859-2

Auto Manufacturing – 5950-447-9

Torque – 6087-799-8

Properties – 0012448-6

Production – 6388-404-9

Global – 6440-262-5

PSI – 0170435-4

XISYNC – 0200135-7

Exhibit 8.1.5-2

7.	Parent’s type of Organization is:

Corporation

8.	Each Subsidiary of Parent’s type of Organization is:

Holdings – Corporation

Power Solutions – Corporation

Great Lakes – Corporation

Auto Manufacturing – Corporation

Torque – Corporation

Properties – Limited Liability Company

Production – Corporation

Global – Corporation

PSI – Limited Liability Company

XISYNC – Limited Liability Company

9.	Parent has not been the surviving entity of a merger or consolidation nor has it acquired substantially all the assets of any person, except as follows:

The APO Transactions.

Parent is the surviving entity of a merger of Power Solutions International, Inc., a Nevada corporation, with and into Power Solutions International, Inc., a Delaware corporation, effective as of August 26, 2011.

10.	No Subsidiary of Parent has been the surviving entity of a merger or consolidation nor has it acquired substantially all the assets of any person.

None.

Exhibit 8.1.5-3

EXHIBIT 8.1.13

SURETY OBLIGATIONS

None.

Exhibit 8.1.13-1

EXHIBIT 8.1.14

TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES OF PARENT

Borrower	Number
Parent	33-0963637
Holdings	36-4456949
Power Solutions	36-3585770
Great Lakes	36-3398606
Auto Manufacturing	36-4168925
Torque	36-4348042
Properties	36-4168893
Production	20-2043127
Global	20-3411429
PSI	20-3931125
XISYNC	20-5841157

Exhibit 8.1.14-1

EXHIBIT 8.1.16

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.	Parent’s and its Subsidiaries’ patents:

Patent	Owner	Status in Patent Office	Federal Registration Number	Registration Date
None.

2.	Parent’s and its Subsidiaries’ trademarks:

Trademark	Owner	Status in Patent Office	Federal Registration Number	Registration Date
MASTERTRAK	XISYNC	Active	2854543	June 15, 2004

3.	Parent’s and its Subsidiaries’ copyrights:

Copyright	Owner	Status in Patent Office	Federal Registration Number	Registration Date
None.

Exhibit 8.1.16-1

EXHIBIT 8.1.22

CAPITALIZED AND OPERATING LEASES

Parent and its Subsidiaries have the following real property leases:

Lessee	Lessor	Term of Lease	Property Covered
Great Lakes	Gateway Jefferson, Inc.	March 24, 2004 – April 30, 2012	170-176 Mittel Drive, Wood Dale, Illinois
Great Lakes	AMB Partners II Local, L.P.	October 1, 2009 – July 31, 2013	1455 Michael Drive, Wood Dale, Illinois
Great Lakes	Dickal 770 L.L.C.	February 1, 2011 – April 30, 2012	780 Arthur Avenue, Elk Grove Village, Illinois
Great Lakes	Centerpoint Properties	July 1, 2011 – July 31, 2013	801 AEC Drive, Wood Dale, Illinois
Great Lakes	Centerpoint Properties	March 12, 2012 – July 31, 2013	201 Mittel Drive, Wood Dale, Illinois

Parent and its Subsidiaries have the following capitalized and operating leases as of December 31, 2011:

	Description	Begin	End
AS/R Systems	Carousel	8/15/2009	7/31/2013
ISBS (New in 2010)	Copiers	7/1/2010	6/30/2013
Schedule 003 —Pitney Bowes Postage Machine	4235881.00	7/30/2006	1/31/2013
Schedule 004—Pitney Bowes Postage Machine	3237051.00	10/30/2007	1/30/2012
2012 GMC Yukon	1GKS2CE0XCR168407	11/28/2011	11/27/2014
2010 Buick Enclave	5GALVCFD7AJ191022	3/23/2010	3/23/2013
2012 Cadillac CTS	1G6DS5E37C0120803	11/7/2011	11/6/2013
2011 Buick Enclave	5GAKVCED2BJ419652	7/30/2011	6/29/2014
2009 Cadillac CTS	1G6DT57V1579939	6/12/2009	6/12/2014
2011 Cadillac CTS	1G6DS5ED1B0126331	4/5/2011	4/4/2014
2012 Chevrolet Malibu	1G1ZE5EXOCF188325	10/31/2011	1/30/2015
Raymond Swing Reach Truck	SA-06-05454	2/19/2010	2/19/2012
Raymond Swing Reach Truck	SA-06-05455	2/19/2010	2/19/2012
Cate GC40K Counterbalance Truck	AT87A31321	7/29/2011	07/29/16
Cat LP Sit Down Counterbalance	AT87A01979	7/1/2006	7/3/2012
Raymond Deep Reach Truck	740-08-AB11055	6/4/2008	6/4/2012
Raymond Deep Reach Truck	740-08-AB11052	6/4/2008	6/4/2012
Raymond Deep Reach Truck	740-08-AB11061/ FB15387	6/4/2008	6/4/2012
Raymond Orderpicker—Wire	560-08-A06518	4/9/2008	4/11/2012
Raymond Orderpicker—Wire	560-08-A06519	4/9/2008	4/11/2012
Raymond Orderpicker—Wire	560-08-A06517	4/9/2008	4/11/2012
Raymond Orderpicker—Wire	560-10-A10528	12/30/2010	12/30/2013
Raymond Deep Reach Truck	740-05-AA03019	8/5/2008	4/11/2012
Raymond Orderpicker	560-07-A03461	2/19/2010	2/19/2012
Doosan LP Sit-Down Counterbalance	MW-00413	4/10/2008	4/10/2012

Doosan LP Sit-Down Counterbalance	MW-00346	4/9/2008	4/11/2012
Doosan LP Sit-Down Counterbalance	MW-00334	4/9/2008	4/11/2012
Toyota LP Sit Down Counterbalance	30679.00	12/6/2010	12/6/2013
Toyota LP Sit Down Counterbalance	F187V18670J	9/13/2011	9/13/2014
Toyota LP Sit Down Counterbalance	F187V18672J	9/13/2011	09/13/14
Toyota LP Sit Down Counterbalance	15192.00	7/11/2011	4/11/2012

Annex II

Closing Checklist

Amendment, Extension and Increase to

Loans by BMO Harris Bank N.A. (formerly known as Harris N.A.),

as Administrative Agent

to

Power Solutions International, Inc., The W Group, Inc.,

Power Solutions, Inc., Power Great Lakes, Inc., Auto Manufacturing, Inc.,

Torque Power Source Parts, Inc., Power Properties, L.L.C., Power Production, Inc.,

Power Global Solutions, Inc., PSI International, LLC and XISYNC LLC

Amendment No. 1 to Loan and Security Agreement

Closing Date: March 20, 2012

11.	Parties

(a)	BMO Harris Bank. N.A., as Administrative Agent (“Harris”)

111 West Monroe Street

Chicago, Illinois 60603

(b)	Power Solutions International, Inc. (“Parent”)

655 Wheat Lane

Wood Dale, Illinois 60191

(c)	The W Group, Inc. (“Holdings”)

655 Wheat Lane

Wood Dale, Illinois 60191

(d)	Power Solutions, Inc. (“PSI”)

Power Great Lakes, Inc. (“PGL”)

Auto Manufacturing, Inc. (“AMI”)

Torque Power Source Parts, Inc. (“TPSP”)

Power Properties, L.L.C. (“PPL”)

Power Production, Inc. (“PPI”)

Power Global Solutions, Inc. (“PGS”)

PSI International, LLC (“PSII”)

XISYNC LLC (“XISYNC” and, together with PSI, PGL, AMI, TPSP, PPL,

PPI, PGS and PSII, the “Subsidiaries”; Parent, Holdings and the Subsidiaries

are collectively the “Borrowers”)

655 Wheat Lane

Wood Dale, Illinois 60191

12.	Counsel to Parties

(a)	Harris:

Goldberg Kohn Ltd. (“GK”)

55 East Monroe Street

Suite 3300

Chicago, Illinois 60603

Telephone No.: (312) 201-4000

Facsimile No.: (312) 332-2196

(b)	Borrowers:

Reinhart Boerner Van Deuren s.c.

1000 North Water Street

Suite 1700

Milwaukee, Wisconsin 53202

Telephone No.: (414) 298-1000

Facsimile No.: (414) 298-8097

13.	Closing Documents

(i)	Amendment No. 1 to Loan and Security Agreement, together with certain amended and restated Exhibits thereto

(ii)	Amended and Restated Revolving Note

(iii)	Amendment to Real Property Mortgage with respect to owned real property located at 655 Wheat Lane, Wood Dale, Illinois 60191 together with date down endorsement

(iv)	Secretary’s Certificate for each Borrower

(A)	Certified Articles of Incorporation/Formation

(B)	By-laws/LLC Agreement

(C)	Resolutions of Board of Directors/Managers

(D)	Incumbency

(v)	Certificates of Good Standing for each Borrower in its jurisdiction of organization

(vi)	Summary of updated UCC searches

(vii)	Summary of intellectual property searches

(viii)	Opinion of Reinhart Boerner Van Deuren re loan documents, addressed to Harris and the Lenders

(ix)	BMO Harris Bank N.A. Lockbox and Assigned Account Agreements

(A)	Auto Manufacturing, Inc.

(B)	Power Great Lakes, Inc.

(C)	Power Global Solutions, Inc.

(D)	Power Solutions, Inc.

AMENDED AND RESTATED REVOLVING NOTE

$50,000,000	March 20, 2012 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (hereinafter “Borrowers”), hereby, jointly and severally, PROMISE TO PAY to the order of BMO Harris Bank N.A., formerly known as Harris N.A. (“Lender”), or its registered assigns, at the principal office of BMO Harris Bank N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifty Million Dollars ($50,000,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Loan and Security Agreement dated as of April 29, 2011 (as amended from time to time, the “Loan Agreement”), by and among Borrowers, the lender signatories thereto (including Lender) and BMO Harris Bank N.A., as agent for such Lenders (in such capacity “Agent”), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on March 20, 2017, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

This Note amends and restates and is issued in replacement of that certain Revolving Note dated April 29, 2011 in the original principal amount of $35,000,000 issued by Borrowers in favor of Lender (the “Original Note”). The indebtedness evidenced by the Original Note has not been paid; instead this Note (i) re-evidences the indebtedness evidenced by the Original Note, (ii) is given in substitution for, and not as payment of, the indebtedness evidenced by the

Original Note, and (iii) is in no way intended to constitute a novation or discharge of the indebtedness evidenced by the Original Note.

[Signature Page Follows]

This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC.,

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

THE W GROUP, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER SOLUTIONS, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER GREAT LAKES, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

AUTO MANUFACTURING, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

Signature Page to Amended and Restated Revolving Note

TORQUE POWER SOURCE PARTS, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER PROPERTIES, L.L.C. BY: THE W GROUP, INC., its Sole Managing Member

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER PRODUCTION, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

POWER GLOBAL SOLUTIONS, INC.

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

PSI INTERNATIONAL, LLC

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	Manager

XISYNC LLC BY: THE W GROUP, INC., its Sole Managing Member

By:	/s/ Gary Winemaster
Name:	Gary Winemaster
Title:	President and Chief Executive Officer

Signature Page to Amended and Restated Revolving Note

PREPARED BY & RETURN TO:

Michael B. Manuel, Esq.

GOLDBERG KOHN LTD.

55 East Monroe Street, Suite 3300

Chicago, Illinois 60603

(312) 201-4000

Property Address:

655 Wheat Lane

Wood Dale, Illinois

PIN: 03-09-204-015

FIRST AMENDMENT TO REAL PROPERTY MORTGAGE

THIS FIRST AMENDMENT TO REAL PROPERTY MORTGAGE (“Amendment”) is dated as of March 20, 2012 and is by and between POWER PROPERTIES, L.L.C. (“Mortgagor”), having an address at 655 Wheat Lane, Wood Dale, Illinois and BMO HARRIS BANK N.A. (formerly known as Harris N.A.) as agent (“Agent”) for Lenders, as “Lenders” is defined in the Amended Loan Agreement referred to below.

RECITALS:

A. Agent, Lenders and Mortgagor are parties to a certain Loan and Security Agreement dated as of April 29, 2011 (the “Loan Agreement”), pursuant to which Lenders agreed to make certain revolving loans to Mortgagor and certain affiliates of Mortgagor identified in the Loan Agreement (Mortgagor and such affiliates of Mortgagor are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”) in the original aggregate principal amount of up to $35,000,000 (the “Loans”). Borrowers, Agent and Lenders have entered into a certain Amendment No. 1 to Loan and Security Agreement dated of even date herewith (the “Loan Amendment”) pursuant to which certain terms of the Loans have been amended. The Loan Agreement, as amended by the Loan Amendment, is referred to herein as the “Amended Loan Agreement.”

B. The Loans are presently secured by, among other things, a certain Real Property Mortgage encumbering the land legally described on attached Exhibit A, dated as of April 29, 2011 and recorded with the Recorder of Deeds of DuPage County, Illinois on June 3, 2011 as Document No. R2011-067058 (the “Mortgage”).

C. The parties hereto now wish to amend the Mortgage as provided herein.

AGREEMENTS:

14. Capitalized terms not otherwise defined in this Amendment shall have the meaning given them in the Mortgage.

15. The Mortgage is amended as follows:

(a) All references in the Mortgage to the “Loan Instruments” or to any particular Loan Instrument, including without limitation, the “Notes” shall mean the Loan Instruments or the applicable Loan Instrument, as the case may be, as amended by (or, with respect to the Notes, amended concurrently with) the Loan Amendment.

(b) All references in the Mortgage to the “Loan Agreement” shall mean the Amended Loan Agreement.

(c) For reference purposes only, the Mortgage is amended to reflect that the final maturity date of the Loans has been extended to March 20, 2017.

(d) The Mortgage is hereby amended to reflect that, pursuant to the Amended Loan Agreement, the maximum principal balance of the Loans that is permitted to be outstanding at any time has been increased to $50,000,000. All references in the Mortgage to the amount, “$35,000,000” are hereby changed to “$50,000,000.”

16. The Mortgage is hereby amended to conform to the terms hereof. The Mortgage shall remain in full force and effect in accordance with its original terms, as amended by this Amendment. Mortgagor expressly reaffirms and ratifies its continuing obligations under the Mortgage and that the Mortgage continues as a first lien on the Mortgaged Property in favor of Agent and Mortgagor agrees that no part of the foregoing amendments or modifications shall have the effect of releasing, relieving or diminishing any obligations under the Mortgage. Nothing herein is intended to constitute a novation.

17. The validity and interpretation of this Amendment shall be construed in accordance with the laws of the State of Illinois.

18. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

[The balance of this page is intentionally blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Real Property Mortgage on the date first above written.

MORTGAGOR: POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	The W Group, Inc., its sole managing member

	By:	/s/ Gary Winemaster
	Name:	Gary Winemaster
	Title:	President and Chief Executive Officer

AGENT: BMO HARRIS BANK N.A. (formerly known as Harris N.A.), a national banking association

By:	/s/ William Kennedy
Name:	William Kennedy
Title:	Vice President

Signature Page to First Amendment to Real Property Mortgage

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) SS.
COUNTY OF COOK	)

I, Jose Rodriguez, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Gary Winemaster, personally known to me to be the President and CEO of The W Group, Inc., the sole managing member of POWER PROPERTIES, L.L.C., personally known to me to be the same person whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that as such President and CEO, he signed and delivered the said instrument of writing for said limited liability company as his free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 19th day of March, 2012.

/s/ Jose Rodriguez
Notary Public
OFFICIAL SEAL JOSE RODRIGUEZ	My Commission Expires:
NOTARY PUBLIC – STATE OF ILLINOIS MY COMMISSION EXPIRES 09/28/13	9/28/2013

Acknowledgment Page to First Amendment to Real Property Mortgage

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) SS.
COUNTY OF COOK	)

I, Anjanette Deniece Winners, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that William Kennedy, personally known to me to be the Vice President of BMO HARRIS BANK N.A., personally known to me to be the same person whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that as such Vice President, he/she signed and delivered the said instrument of writing for said bank as his/her free and voluntary act and as the free and voluntary act and deed of said bank, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 20th day of March, 2012.

/s/ Anjanette Deniece Winners
Notary Public
Official Seal Anjanette Deniece Winners	My Commission Expires:
Notary Public State of Illinois My Commission Expires 04/15/2013	April 15, 2013

Acknowledgment Page to First Amendment to Real Property Mortgage

EXHIBIT A

Legal Description

Property Address: 655 Wheat Lane, Wood Dale, Illinois

Permanent Real Estate Tax Index Number: 03-09-204-015

LOT 225-1 IN FOREST CREEK UNIT 2B, BEING A RESUBDIVISION OF LOTS 225, 226, 227 AND THE NORTH 10 FEET OF LOT 228 IN FOREST CREEK UNIT 2, IN SECTION 9, TOWNSHIP 40 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF UNIT 2B RECORDED APRIL 29, 1983 AS DOCUMENT R83-25062 IN DUPAGE COUNTY, ILLINOIS.